SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2003

TANOX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30231	76-0196733
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

10301 Stella Link, Suite 110, Houston, Texas	77025-5497
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 713-578-4000

Item 7.	Financial Statements, Pro Forma Financial Information And Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

3(ii)	Bylaws (amended as of November 14, 2003)

99.1	Press release dated November 14, 2003

Item 12.	Results of Operations and Financial Condition

On November 14, 2003, Tanox, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto and incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2003	TANOX, INC.

	By:	/s/ JEFFREY ORGAN

Jeffrey Organ Chief Operating Officer

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